Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the CardioDynamics International Corporation (the “Company”) Quarterly Report on Form 10-Q for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael K. Perry, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2003	/s/ MICHAEL K. PERRY
Michael K. Perry Chief Executive Officer